UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2017

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

000-23115	36-2848943
(Commission File Number)	(IRS Employer Identification No.)

22160 N. Pepper Road Lake Barrington, Illinois	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 382-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (l7 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-1 2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240. l 3c-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On November 13, 2017, CTI Industries Corporation issued a press release announcing its financial results for the fiscal quarter ended September 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General instruction B.2 of Form 8-K, the information in the Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ( the “Exchange Act”), or otherwise subject to the liability of that section, and it shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange act, except as shall be expressly set forth by specific reference in such filing.

Item No. 9.01 – Financial Statements and Exhibits

(d)       Exhibits:

Exhibit No.	Exhibit

99.1*	Press Release issued by CTI Industries Corporation dated November 13, 2017, captioned: “CTI Industries Corporation Reports Third Quarter and Nine Months Results.”

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation
(Registrant)

Date: November 13, 2017	By:	/s/ Stephen M. Merrick
Stephen M. Merrick, President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 13, 2017, captioned: “CTI Industries Corporation Reports Third Quarter and Nine Months Results.”